Filed under Rules 497(e) and 497(k)

Registration No. 333-53589

VALIC Company II

Capital Appreciation Fund

(the “Fund”)

Supplement dated May 21, 2021 to the Fund’s Summary Prospectus and Prospectus,

each dated January 1, 2021, as supplemented and amended to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectus and/or Prospectus:

In the section of the Summary Prospectus entitled “Investment Adviser” and in the subsection of the Prospectus entitled “Fund Summary: Capital Appreciation Fund – Investment Adviser,” the table under the heading “Portfolio Managers” is deleted in its entirety and replaced with the following:

Name and Title	Portfolio Manager of the Fund Since
David A. Corris Head of Disciplined Equity, Managing Director	2018
Jason C. Hans Director, Portfolio Manager	2018
J.P. Gurnee Portfolio Manager	January 2021

In the subsection of the Prospectus entitled “Management – Investment Subadvisers – BMO Asset Management Corp. (‘BMO Asset Management’),” the second paragraph is deleted in its entirety and replaced with the following:

The Capital Appreciation Fund is managed by David A. Corris, Jason C. Hans and J.P. Gurnee. Mr. Corris joined BMO Asset Management in 2008 where he currently serves as Head of Disciplined Equity and a Managing Director. Mr. Hans joined BMO Asset Management in 2008 where he currently serves as a Director and Portfolio Manager. Mr. Gurnee joined BMO Asset Management in 2018 where he currently serves as a Portfolio Manager. Each of Messrs. Corris, Hans and Gurnee is a CFA charterholder.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.